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                                                                      EXHIBIT 22



                        SUBSIDIARIES OF IDEX CORPORATION
                               December 31, 1995


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                                                                                                               OTHER NAME
                                                                       JURISDICTION                       WHICH DOING BUSINESS
SUBSIDIARY                                                           OF INCORPORATION                            IF ANY
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
BAND-IT-IDEX, INC.                                                   DELAWARE
   BAND-IT COMPANY LTD.                                              UNITED KINGDOM
   BAND-IT CLAMPS (ASIA) PTE. LTD.                                   SINGAPORE

HALE PRODUCTS, INC.                                                  PENNSYLVANIA
   HALE PRODUCTS EUROPE Gmbh                                         GERMANY
   GODIVA PRODUCTS LTD.                                              UNITED KINGDOM
      SEITHAL LIMITED                                                UNITED KINGDOM
         GODIVA GROUP LTD.                                           UNITED KINGDOM
            GINSWAT LTD.                                             HONG KONG

CORKEN, INC.                                                         DELAWARE

LUBRIQUIP, INC.                                                      DELAWARE
   KLS LUBRIQUIP, INC.                                               WISCONSIN

PULSAFEEDER, INC.                                                    DELAWARE
   PULSAFEEDER PTE. LTD.                                             DELAWARE

STRIPPIT, INC.                                                       DELAWARE                            BURGMASTER
   STRIPPIT INTERNATIONAL, INC.                                      DELAWARE
   STRIPPIT S.A.                                                     FRANCE

VIBRATECH, INC.                                                      DELAWARE

VIKING PUMP, INC.                                                    DELAWARE
   VIKING PUMP INTERNATIONAL, INC.                                   DELAWARE
   VIKING PUMP (EUROPE) LTD.                                         IRELAND
   JOHNSON PUMP (UK) LTD.                                            UNITED KINGDOM
   VIKING PUMP OF CANADA, INC.                                       ONTARIO
     ATLAS PUMP AND MACHINE CO., INC.                                ONTARIO

WARREN RUPP, INC.                                                    DELAWARE                            MARATHON PUMP COMPANY
   WARREN RUPP (EUROPE) LTD.                                         IRELAND

SIGNFIX HOLDINGS LIMITED                                             UNITED KINGDOM
   SIGNFIX LIMITED                                                   UNITED KINGDOM
      TESPA FRANCE SARL                                              FRANCE
      TESPA GmbH                                                     GERMANY


IDEX FOREIGN SALES CORP.                                             U.S. VIRGIN ISLANDS

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